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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) October 8, 1998



                          ALEXION PHARMACEUTICALS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


         DELAWARE                       0-27756                   13-3648318
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 (State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)                File Number)          Identification No.)



    25 SCIENCE PARK, NEW HAVEN, CT                                  06511
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(Address of Principal Executive Offices)                          (Zip Code)



       Registrant's telephone number, including area code: (203) 776-1790



                                 NOT APPLICABLE
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS

     On October 8, 1998, Alexion Pharmaceuticals, Inc. issued the press release filed herewith as Exhibit 99.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) EXHIBITS.

            99     Press Release dated October 8, 1998.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  ALEXION PHARMACEUTICALS, INC.



Date: October 8, 1998             By: /s/ LEONARD BELL, M.D.
                                      ------------------------------------------
                                      Name:  Leonard Bell, M.D.
                                      Title: President, Chief Executive Officer,
                                             Secretary and Treasurer